UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2005

                               Chiron Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                      0-12798                   94-2754624
-------------------------------------------------------------------------------
(State or other             (Commission               (IRS Employer
 jurisdiction of            File Number)            Identification No.)
 incorporation)

              4560 Horton Street, Emeryville, CA                  94608
-------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2005, Chiron Corporation (the "Company") announced via press release the Company's preliminary results for the year ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits.

                  Exhibit
                  Number    Description
                 --------   -----------
                  99.1      Press release issued January 26, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHIRON CORPORATION
                                              (Registrant)




Date: January 26, 2005                        By:  /s/ Ursula B. Bartels
                                                   ---------------------
                                                       Ursula B. Bartels
                                                       Vice President and
                                                       General Counsel

                                 EXHIBIT INDEX


                 Exhibit
                  Number    Description
                 --------   -----------
                  99.1      Press release issued January 26, 2005.